                                                         Exhibit Number (10)(iv)
                                                            To 3/31/97 Form 10-Q


Resolution                                                              12/19/95
--------------------------------------------------------------------------------
The Northern Trust Company



EMPLOYEE BENEFIT PLANS FOR FORMER EMPLOYEES OF TANGLEWOOD BANK, N.A.
--------------------------------------------------------------------

     WHEREAS, Tanglewood Bank, N.A. became affiliated with Northern Trust Corporation effective July 31, 1995, and merged into Northern Trust Bank of Texas, N.A., effective August 31, 1995;

     WHEREAS, Tanglewood Bank, N.A. sponsored a 401(k) plan known as the Tanglewood Bank, N.A. Employee's Salary Deferral Plan (the "Tanglewood Plan"); and

     WHEREAS, it is now deemed desirable to merge the Tanglewood Plan into The Northern Trust Company Thrift-Incentive Plan ("TIP"), and to amend the retirement plans maintained by The Northern Trust Company to add provisions relating to the participation by the former employees of Tanglewood Bank, N.A. in such plans;

     NOW, THEREFORE, BE IT RESOLVED, that the merger of the Tanglewood Plan and TIP is hereby authorized and approved effective as of midnight on December 31, l995. TIP shall be the surviving plan, and it shall receive all of the assets and assume all of the liabilities of the Tanglewood Plan.

     FURTHER RESOLVED, that each individual who was eligible to participate in the Tanglewood Plan immediately prior to the merger shall be eligible to participate in TIP effective January 1, 1996; provided however, that such individuals shall not have the ability to direct the investment of account assets attributable to the Tanglewood Plan as would otherwise be permitted under
Article VI of TIP until such assets are transferred to the TIP Trust.

     FURTHER RESOLVED, that TIP and the Northern Trust Employee Stock Ownership Plan are hereby amended, effective January 1, 1996, to provide that an employee's service with Tanglewood (before and after the July 31, l995 acquisition date) shall be considered service with The Northern Trust Company for purposes of determining eligibility and Vesting Service.

     FURTHER RESOLVED, that The Northern Trust Company Pension Plan is hereby amended to provide that an employee's service with Tanglewood, N.A. from July 31, l995 (or the employee's date of hire, if later) shall be considered service with The Northern Trust Company for purposes of determining eligibility, years of Vesting Service and years of Credited Service.

     FURTHER RESOLVED, that in connection with the merger of the Tanglewood Plan into TIP, TIP is further amended as follows, effective January 1, 1996:

Resolution                                                              12/19/95
--------------------------------------------------------------------------------
The Northern Trust Company



(1) The vesting schedule applicable under the Tanglewood Plan will serve as the minimum vesting schedule for individuals who were eligible to participate in the Tanglewood Plan immediately prior to the merger ("Tanglewood Participants") with respect to their entire account balances (both Tanglewood and Northern Trust) until the TIP vesting schedule provides the same or greater vesting percentage.

(2) Optional forms of distribution and other protected benefits under the Tanglewood Plan shall be preserved for Tanglewood Participants with respect to their entire account balances pursuant to section 411(d)(6) of the Internal Revenue Code and the regulations thereunder.

     FURTHER RESOLVED, that consistent with the terms of TIP, Tanglewood Participants with outstanding loan balances will not be charged a quarterly loan fee for periods after December 31, 1995 in connection with such outstanding loans.

     FURTHER RESOLVED, that these resolutions apply only to former employees of Tanglewood in the service of Northern Trust Bank of Texas, N.A. (or an affiliate) on or after December 31, 1995, and do not entitle such employees to receive benefits for periods prior to January l, l996 under any welfare or retirement plan maintained by The Northern Trust Company, except as expressly provided herein.

     FURTHER RESOLVED, that the Chairman, the President, any Vice Chairman, any Executive Vice President, or any Senior Vice President of The Northern Trust Company, or his or her delegate, is authorized to prepare and execute amendments to the affected plans and take any actions which are necessary or advisable to implement these resolutions, including any action which may be required in connection with the merger of the Tanglewood Plan to ensure that the tax-qualified status of The Northern Trust Company Pension Plan is maintained.